Exhibit 10.2

PURCHASE AGREEMENT
THIS AGREEMENT is made as of October 16, 2017.
BETWEEN:
TESS INC.
(“TESS”)
- and –

 RIOT BLOCKCHAIN, INC.
(“Riot Blockchain”)
RECITALS:
Riot Blockchain is a Nevada corporation whose shares of common stock are listed for trading on NASDAQ.
TESS is a private Ontario company with 2,500,000 common shares expected to be issued and outstanding as of the date of the Closing (as defined below), which issued and outstanding shares shall include the subscription of 500,000 shares offered and sold for $250,000 which shall close on or prior to the Closing Date.
Riot Blockchain proposes to subscribe for 2,708,333 common shares of TESS (the “TESS Shares”), representing 52% of the issued and outstanding shares of TESS after Closing in consideration for a cash payment of CAD$400,000 and the issuance to TESS of 75,000 shares of restricted common stock of Riot Blockchain (the “Riot Blockchain Shares”).
IN CONSIDERATION of the premises and the mutual agreements in this Agreement, and of other consideration (the receipt and sufficiency of which are acknowledged by each Party), the Parties (as hereinafter defined) agree as follows.

 INTERPRETATION
Definitions
In this Agreement, the terms herein shall have the following meanings:
“Agreement” means this purchase agreement and all attached schedules, in each case as the same may be supplemented, amended, restated or replaced from time to time;
 “Closing” means the completion of the sale to, and purchase by Riot Blockchain of, the TESS Shares pursuant to this Agreement;

“Closing Date” means October 19, 2017 or such other day as the Parties agree in writing as the date that the Closing shall take place;
“Disclosure Documents” means all information regarding Riot Blockchain (and its predecessors) that is, or becomes, publicly available on EDGAR or otherwise available to the public, including the financial statements, press releases, material change reports, prospectuses and information circulars;
“Parties” means Riot Blockchain and TESS, and “Party” means either one of them;
“Person” is to be broadly interpreted and includes an individual, a corporation, a partnership, a trust, an unincorporated organization, a governmental authority, and the executors, administrators or other legal representatives of an individual in such capacity;
“Riot Blockchain” means Riot Blockchain, Inc.;
“Riot Blockchain Shares” has the meaning in the recitals hereto;
“TESS” means TESS Inc.; and
“TESS Shares” has meaning in the recitals hereto.

 PURCHASE AND SALE OF SHARES
Purchase and Sale of Shares - Riot Blockchain agrees to purchase the TESS Shares from TESS and TESS agrees to issue and sell the TESS Shares to Riot Blockchain on the terms and conditions contained in this Agreement.
Purchase Price - The purchase price shall be $1,354,166.50 representing a price of $0.50 per TESS Share, which shall be satisfied by the delivery from Riot Blockchain to TESS of (i) the Riot Blockchain Shares, and (ii) certified funds in the amount of $400,000.
Closing - The Closing shall take place at the Toronto offices of Peterson McVicar LLP at 11:00 am (Toronto time) on the Closing Date, or as the Parties may otherwise agree in writing.
Resale Restrictions – With respect to the TESS Shares and the Riot Blockchain Shares:
Riot Blockchain hereby agrees and consents by acceptance hereof that the certificate representing the TESS Shares shall be impressed with a legend in the following form:
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) OCTOBER ▲, 2017; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

No prospectus has been filed with respect to the TESS Shares or this Agreement with any securities regulatory authority. For as long as this legend is in effect, Riot Blockchain understands that the TESS Shares cannot be sold or otherwise distributed in the absence of an exemption from the registration and prospectus requirements of applicable provincial securities laws.
TESS hereby agrees and consents by acceptance hereof that the certificate representing the Riot Blockchain Shares shall be impressed with a legend in the following form:
“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT.  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”
TESS hereby agrees, acknowledges and consents by acceptance hereof that the Blockchain Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by TESS pursuant hereto, the Blockchain Shares would be acquired in a transaction not involving a public offering. TESS further acknowledges that if the Blockchain Shares are issued to TESS in accordance with the provisions of this Agreement, such Blockchain Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom.
Closing Deliveries - Subject to the satisfaction of the conditions to the obligation to close the transactions contemplated herein:
TESS shall deliver the certificate representing the TESS Shares registered as instructed by Riot Blockchain;
Riot Blockchain shall deliver the certificate representing the Riot Blockchain Shares, with TESS as owner thereof, as instructed by TESS;
Riot Blockchain shall remit by wire transfer of immediately available funds the amount of $400,000 payable to, “Peterson McVicar LLP, in trust”, which funds shall be released to TESS at and subject to the Closing; and
Riot Blockchain shall remit the Investor Rights Agreement in the form attached hereto as Exhibit “A”.
Post-Closing Covenants – The Parties agree to the following post-closing covenants:
TESS hereby agrees to use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable, in the most expeditious manner practicable, to consummate, to make effective, and to satisfy all conditions to and necessary deliverable in connection with Riot Blockchain’s acquisition of the TESS Shares, including but not limited (i) delivery of audited financial statements of TESS for the period from incorporation to September 30, 2017 (the “Financial Statements”) (ii) the obtaining of all other necessary actions or nonactions, waivers, consents, licenses, permits, authorizations, orders and approvals from any governmental entities and the making of all other necessary registrations and filings, (iii) the obtaining of all consents, approvals or waivers from third parties related to or required in connection with the acquisition of the TESS Shares or required to prevent a material adverse effect on TESS occurring prior to the Financial Statements, (iv) the satisfaction of all conditions precedent to the parties’ obligations hereunder, and (iv) the execution and delivery of any additional instruments necessary to consummate all transactions contemplated by, and to fully carry out the purposes of, this Agreement.

For as long as Riot Blockchain holds voting securities of TESS carrying more than 50 per cent of the votes, Riot Blockchain agrees not to vote such securities to elect a majority of the board of directors of TESS.

 REPRESENTATIONS WARRANTIES AND COVENANTS
Representations and Warranties of TESS - TESS represents, warrants and covenants to Riot Blockchain as of the date of this Agreement and as of the Closing Date:
TESS has been duly incorporated and is validly existing under the laws of the Province of Ontario and has all necessary corporate power, authority and capacity to enter into this Agreement and to observe and perform its obligations hereunder, all of which have been duly and validly authorized by all necessary corporate proceedings, and this Agreement constitutes a legal, valid and binding contract of TESS;
upon issuance of the TESS Shares in accordance with the terms hereof, the TESS Shares will be duly and validly issued and outstanding as fully paid and non-assessable shares in the capital of TESS;
the share capital of TESS consists of an unlimited number of common shares of which there are: (i) 2,500,000 common shares validly issued and outstanding representing fully paid and non-assessable shares in the capital stock of the Corporation, which includes a private placement of 500,000 common shares at $0.50 per share for gross proceeds of $250,000; (ii) no shares subject to issuance; and, (iii) no pooling or shareholder agreements pursuant to which TESS or, to its knowledge, any shareholders are a party;
neither the execution of this Agreement nor its performance by TESS will result in the breach of any term or provision of, or constitute a default under, the constating documents of TESS or any contract or agreement to which TESS is a party; and
that the consummation of any transaction constituting a going public transaction by way of a reverse merger or shell company acquisition will be subject to shareholder vote, and require a minimum of 50% of the outstanding capital stock of TESS for approval, which shall include the shares issued to Riot Blockchain.
Representations and Warranties of Riot Blockchain – Riot Blockchain represents and warrants to TESS that:
Riot Blockchain has been duly incorporated and is validly existing under the laws of the State of Nevada and has all necessary corporate power, authority and capacity to enter into this Agreement and to observe and perform its obligations hereunder, all of which have been duly and validly authorized by all necessary corporate proceedings, and this Agreement constitutes a legal, valid and binding contract of Riot Blockchain;

upon issuance of the Riot Blockchain Shares in accordance with the terms hereof, the Riot Blockchain Shares will be duly and validly issued and outstanding as fully paid and non-assessable shares of capital stock of Riot Blockchain;
since December 31, 2016: (A) there has been no material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, prospects, operations, assets, liabilities (contingent or otherwise), financial condition or capital of Riot Blockchain taken as a whole and (B) no transaction has been entered into by Riot Blockchain which is or would be material to Riot Blockchain, except in each case as disclosed in the Disclosure Documents;
the latest financial statements accurately reflect the financial position of Riot Blockchain as at the date thereof and no material changes in such position have taken place since the date thereof, save in the ordinary course of Riot Blockchain's business or as publicly announced;
neither the execution of this Agreement nor its performance by Riot Blockchain will result in the breach of any term or provision of, or constitute a default under, the constating documents of Riot Blockchain or any contract or agreement to which Riot Blockchain is a party.
no order ceasing or suspending trading in the securities of Riot Blockchain nor prohibiting sale of the securities of Riot Blockchain has been issued to and is outstanding against the Corporation or its directors, officers or promoters and to the best of the Corporation's knowledge no investigations or proceedings for such purposes are pending or threatened;
the Corporation is a reporting issuer pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), its common stock are listed for trading on NASDAQ, and the Corporation is not in default of any requirement of the legislation, regulations, rules, instruments and policies of the Exchange Act, the US Securities and Exchange Commission or NASDAQ; and
there shall not be any consents, approvals, authorizations, orders or agreements of any stock exchanges, securities commissions or similar authorities in Canada, governmental agencies or regulators, courts or any other, persons which may be required for the issuance of the Riot Blockchain Shares and the delivery of certificates representing the Riot Blockchain Shares to TESS, not obtained and not in effect on the date of delivery of such certificates.

 GENERAL
Applicable Law - This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
Currency - Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to Canadian dollars.
Counterparts and Facsimile - This Agreement may be executed and delivered by facsimile transmission or scanned PDF file format in any number of counterparts. Each executed counterpart shall be deemed to be an original. All executed counterparts taken together shall constitute one agreement.
Survival – All representations, warranties and covenants contained in this Agreement shall survive the Closing of the transaction contemplated herein and, notwithstanding such Closing, shall continue in full force and effect following the Closing for a period of two (2) years.

Entire Agreement and Waiver – This Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof, and supersedes any and all prior agreements, arrangements and understandings with respect to the subject matter hereof and may be modified only by a written instrument duly executed by each Party affected by any such modification.  No misrepresentation and no breach of any covenant, agreement or warranty made herein will be deemed waived unless expressly waived in writing by the Party who might assert such breach, and no such waiver will constitute a waiver of any other provision hereof (whether or not similar) or a continuing waiver.
Time of Essence – Time shall be of the essence of this Agreement and every part hereof and no extension of this Agreement or any part hereof shall operate as a waiver of this provision.
Notices – Any notices or other communications to be given hereunder shall be delivered by hand, facsimile or sent by other means of recorded electronic communication, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by facsimile or other means of recorded electronic communication, on the date of transmission if sent before 5:00 p.m. (Toronto time) and such day is a business day or, if not, on the first business day following the date of transmission.
Notices to TESS shall be addressed to:

TESS Inc.
390 Bay Street, Suite 806
Toronto, ON M5H 2Y2
Attn:  Jeffrey Mason, President
Fax:  416-352-5693
E-Mail:  jeff.mason@tesspay.io

and if to Riot Blockchain, shall be addressed to:

Riot Blockchain, Inc.
834-F South Perry Street, Suite 443
Castle Rock, CO 80104
Attn:  John O’Rourke, President
Fax:  (303) 794-2000
E-Mail:  tagjohn@gmail.com

Further Assurances – From time to time after the date hereof, upon reasonable notice and without further consideration, each Party will execute, acknowledge and deliver all such other documents and will take all such other action as may be necessary or appropriate, in the reasonable judgment of the other Party, to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.
[Signature Page Follows.]

IN WITNESS WHEREOF this Agreement has been executed by all of the parties hereto effective as of the date first set out above.
TESS INC.

Per:
Name: Jeffrey Mason
Title:  President

RIOT BLOCKCHAIN, INC.

Per:
Name: John O’Rourke
Title:  President